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                                                                  EXHIBIT 10(t)

                     AMENDMENT TO THE TERM LOAN AGREEMENT



          THIS FIRST AMENDMENT dated as of May 9, 1997 to the Term Loan Agreement dated as of June 12, 1996 (collectively, the "Agreement") between INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") and The Sumitomo Trust & Banking Co., Ltd., Los Angeles Agency (the "Bank") WITNESS the following:

          WHEREAS the Borrower has requested to amend the Agreement to modify certain covenants and restrictions for a temporary period: and

          WHEREAS the Bank is willing to approve such modifications of these covenants and restrictions for a temporary period:

          NOW, THEREFORE, the Bank and the Borrower agree as follows:

          1. FINANCIAL CONDITION, the Bank and the Borrower agree that the ratio "consolidated Debt to consolidated Effective Tangible Net Worth" contained in Section 5.15(b) shall be amended. To that end, Section 5.15(b) is hereby modified to delete the ratio of .90 to 1, and to insert in its place the following:

               1.00 to 1 for the three months ended 6/30/97
               1.00 to 1 for the six months ended 12/31/97
               0.95 to 1 for the six months ended 6/30/98
               0.90 to 1 for the remainder of the Agreement.

          2. FINANCIAL CONDITION, the Bank and the Borrower agree that the definition of "Consolidated Operating Loss" contained in Section 1.01(c) shall be amended. To that end, the following language is added to Section 1.01(c):

               PROVIDED, HOWEVER, for the purpose of the covenant set forth in Section 5.17 hereof and with respect to the two fiscal quarters immediately subsequent to the Borrower's Fiscal Year ended June 30, 1997, the definition of "Consolidated Operating Loss", as defined under GAAP, shall be modified to exclude a one-time charge of up to $80 million for restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997.
               Such charges shall include associated inventory write-downs of up to $5 million.

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          3.   FINANCIAL CONDITION, the Bank and the Borrower agree that the definition of "net income" contained in Section 5.15(d) shall be amended. To that end, the following language is added to Section 5.15(d):

               PROVIDED, HOWEVER, for the purposes of this Section 5.15(d), and with respect to the four fiscal quarters immediately subsequent to the Borrower's Fiscal Year ended June 30, 1997, the definition of net income, as defined under GAAP, shall be modified to exclude a one-time charge of up to $60 million for non-cash restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997.

          4. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this First Amendment and to modify the Agreement in the manner provided in this First Amendment, the Borrower hereby warrants that (i) all the representations and warranties contained in the Agreement are true and correct on the date of this First Amendment, and (ii) no Event of Default, as specified in Section 6 of the Agreement and, except as disclosed by the Borrower to its domestic banks on May 2, 1997, no event which with notice or laps of time or both would become such an Event of Default, has occurred and is continuing on the date of the First Amendment.

          5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this First Amendment, the Agreement shall continue to be and shall remain in full force and effect.

          IN WITNESS WHEREOF, the Bank and the Borrower by their respective duly authorized officers or representatives have caused this First Amendment to be duly executed as of the day and year first written above.

                                         INTERNATIONAL RECTIFIER CORPORATION




                                         By: /s/ Michael P. McGee
                                             -----------------------------------

                                         Title:
                                                --------------------------------

                                         THE SUMMITOMO TRUST & BANKING CO., LTD.
                                         LOS ANGELES AGENCY


                                           /s/ Ninoos Y. Benjamin
                                         ---------------------------------------
                                         Ninoos Y. Benjamin
                                         Vice President and Manager